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EXHIBIT 23                 CONSENT OF DELOITTE & TOUCHE LLP




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                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Monterey Bay Bancorp, Inc. on Form S-8 of our report dated March 18, 1996, included in the Annual Report on Form 10-K of Monterey Bay Bancorp, Inc. for the year ended December 31, 1995.





/S/ DELOITTE & TOUCHE LLP


San Francisco, California
June 26, 1996